UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|   Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1)   Title of each class of securities to which transaction applies:




    ----------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:




    ----------------------------------------------------------------------------


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):




    ----------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:




    ----------------------------------------------------------------------------

     5)   Total fee paid:




    ----------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:




    ----------------------------------------------------------------------------

     2)   Form Schedule or Registration Statement No.:




    ----------------------------------------------------------------------------

     3)   Filing Party:




    ----------------------------------------------------------------------------

     4)   Date Filed:




    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------





DOCUMENT 1
----------

DEAR FORMER KNIGHT RIDDER EMPLOYEE:

The recent news that Knight Ridder has entered into an agreement with The McClatchy Company ("McClatchy") to be merged with McClatchy has raised questions for many of you. We have anticipated and provided answers to some of those questions below. If you need further clarification regarding the issues discussed below or you have questions concerning other matters, please contact the Knight Ridder Benefits Resource Center (KR>BRC) at (888) 232-7272.

The benefits to which we refer in the FAQs below are those provided currently by our programs for NON-UNION employees and former employees. The questions and answers below make no attempt to address other plans provided to unionized employees and former employees through their collective bargaining agreements.

Please note that any information in these FAQs concerning McClatchy's plans is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document.

PENSION BENEFITS UNDER KNIGHT RIDDER QUALIFIED AND NON-QUALIFIED PLANS AND ARRANGEMENTS

Q:   WILL I LOSE MY QUALIFIED PENSION BENEFIT AS A RESULT OF THE SALE?
A: No. Any earned and vested pension benefit, by law, may not be taken away by plan amendment or otherwise. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after this transaction. To find out more about your pension benefit, visit WWW.KRERN.COM and follow the retirement links.

Q:   WILL I LOSE MY NON-QUALIFIED PENSION BENEFIT AS A RESULT OF THE SALE?
A: No. Any earned and vested non-qualified pension benefits will continue to be paid in accordance with the terms of the applicable plan or arrangement.

401K PLAN BENEFITS: THE FOLLOWING APPLIES IF YOU CONTINUE TO HAVE A BENEFIT IN A 401(K) PLAN SPONSORED BY KNIGHT RIDDER.

Q:   WILL MY 401(K) PLAN BENEFIT BE AFFECTED BY THE TRANSACTION?
A: No. The money in your 401k account will remain under your control, and you will continue to have the same vested percentage as you did prior to the transaction. Please visit WWW.KRERN.COM and follow the retirement links for more information on the Plan.

Q:   WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close, like any other Knight Ridder share in the transaction. You will be receiving information on this process in coming days.

Q:   WHAT SHOULD I DO WITH THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?
A: Knight Ridder may not provide investment advice. You should seek advice from a financial counselor if you are concerned about your Knight Ridder investment. In 2003 the Plan was amended to allow you to decrease or increase your investment in the Knight Ridder common stock fund at any time.

Q:   MAY I TRANSFER MY 401K BALANCE TO AN IRA OR OTHER ELIGIBLE EMPLOYER PLAN?
A: Yes. You will need to contact Vanguard directly at (800) 523-1188 to start this process.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

DOCUMENT 2
----------
[GRAPHIC OMITTED]


DEAR KNIGHT RIDDER RETIREE:

As you know, we have announced a significant development for all of you, and for our employees, shareholders, readers, advertisers and the communities we serve. We have entered into an agreement with The McClatchy Company, under which it will acquire all of the outstanding shares of Knight Ridder for $40 in cash and a fixed fraction of .5118 shares of McClatchy Class A common stock, having a current total value of $67.25. The transaction values Knight Ridder at approximately $6.5 billion.

The McClatchy Co. will have 32 daily newspapers and approximately 50 non-dailies after the planned sale of 12 Knight Ridder newspapers. The papers that are intended to be divested include the Philadelphia Inquirer and Daily News, the San Jose Mercury News, the Contra Costa Times, the Akron Beacon Journal, the St. Paul Pioneer Press, the Fort Wayne News-Sentinel, the Monterey Herald, the Duluth News Tribune, the Wilkes Barre Times Leader, the Aberdeen American News and the Grand Forks Herald.

For those 12 newspapers that are being sold, the uncertainty is not over, and I regret that very much.

It has been a privilege to lead this company, as the CEO for the past 11 years, and as president for six years before that. I think all of us feel that Knight Ridder is special. Its heritage, its ethics, its values and its people command our affection and respect. We have believed in strong journalism and also in fairness and opportunity for all our employees, in service to our communities, readers and advertisers.

The result has been newspapers and other print and online products in which we take great pride and about which our communities have felt good, created by people who are passionate in their mission. That is a very precious legacy. By the unstinting effort of its employees through the years, we have made a vital contribution to our society. For that support, I want to thank you again.

After a thorough and thoughtful review of the strategic alternatives available, including much consultation with Knight Ridder's senior management, the Board approved the proposed sale Sunday, March 12th.

The McClatchy sale is expected to close some time this summer. The closing will be subject to customary conditions, including shareholder approval.

Recognizing that this announcement will create anxiety and curiosity about what happens next, we have prepared a list of questions and answers for you, which is attached.

Let me take this opportunity to thank all of you once again, for your support.

If you feel you need further clarification on these, or on something else entirely, please contact the Knight Ridder Benefits Resource Center (KR>BRC) at
(888) 232-7272.

                                    TONY RIDDER

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees and retirees. The questions and answers below make no attempt to address other plans provided to unionized employees and retirees through their collective bargaining agreements.

Please note that any information in these FAQs concerning McClatchy's plans is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document.

PENSION PLAN BENEFITS UNDER KNIGHT RIDDER QUALIFIED AND NON-QUALIFIED PLANS

Q:    WILL I LOSE MY QUALIFIED PENSION BENEFIT AS A RESULT OF THE SALE?
A: No. Any earned and vested pension benefit, by law, may not be taken away by plan amendment or otherwise. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after this transaction. To find out more about your pension benefit, visit WWW.KRERN.COM and follow the retirement links.

Q:    WILL I LOSE MY NON-QUALIFIED PENSION BENEFIT AS A RESULT OF THE SALE?
A: No. Any earned and vested non-qualified pension benefits will continue to be paid in accordance with the terms of the applicable plan or arrangement.

401K PLAN BENEFITS

The following FAQs apply to you if you continue to have a benefit in a 401(k) plan sponsored by the Company.

Q:    WILL MY 401(K) PLAN BENEFIT BE AFFECTED?
A: No. The money in your 401k account will remain under your control, and you will continue to have the same vested percentage as you did prior to the transaction. Please visit WWW.KRERN.COM and follow the retirement links for more information on the Plan.

Q:    WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?

A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close, like any other Knight Ridder share in the transaction. You will be receiving information on this process in coming days.

Q:    WHAT SHOULD I DO WITH THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?
A: Knight Ridder may not provide investment advice. You should seek advice from a financial counselor if you are concerned about your Knight Ridder investment.

      In 2003 the Plan was amended to allow you to decrease or increase your investment in the Knight Ridder common stock fund at any time.

Q:    MAY I TRANSFER MY 401K BALANCE TO AN IRA OR ANOTHER ELIGIBLE EMPLOYER
      PLAN?
A: Yes. You will need to contact Vanguard directly at (800) 523-1188 to start this process.



RETIREE WELFARE BENEFITS

Q:    WILL I LOSE MY RETIREE WELFARE BENEFITS DUE TO THE SALE?
A: McClatchy has agreed to continue the retiree welfare programs, including medical prescription drugs and retiree life insurance, in place at the time of the sale on substantially equivalent terms until December 31, 2006. After such time, McClatchy has agreed to continue the retiree welfare programs for individuals who retired prior to December 31, 1993, under the terms of those programs. For all other retirees, we do not yet know how McClatchy intends to transition the retiree welfare programs after December 31, 2006.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at

WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.